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                                                                  EXHIBIT 99(A)

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                KEYCORP STUDENT LOAN TRUST 1996-A
                  CERTIFICATEHOLDERS' STATEMENT
        pursuant to Section 5.07(a) of Sale and Servicing
Agreement (capitalized terms used herein are defined in Appendix A thereto)
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
Distribution Date:  November 27, 1996

(i)   Amount of principal being paid or distributed           ($0.00000000, per $1,000 original principal
      in respect of the Certificates          $0.00            amount of the Certificates)

(ii)  Amount of interest being paid or distributed            ($10.2661200802, per $1,000 original principal
      in respect of the Certificates    $409,515.53            amount of the Certificates)

(iii) Amount of Certificateholders' Interest T-Bill Carryover being paid or distributed (if any) and amount remaining if any:

      (1) Distributed:   $0.00                                ($0.00, per $1,000 original principal
                                                               amount of the Certificates)

      (2) Balance:       $0.00                                ($0.00, per $1,000 original principal
                                                              amount of the Certificates)

(iv)  Pool Balance at end of related Collection Period:       $682,835,839.98

(v)   After giving effect to distributions on this Distribution Date:

      (a) (1) outstanding principal amount of Class A1 Notes: $251,065,876.68
          (2)   Class A1 Note Pool Factor:    0.97691003

      (b) (1) outstanding principal amount of Class A2 Notes: $500,910,000.00
          (2)   Class A2 Note Pool Factor:    1.00000000

      (c) (1) Certificate Balance:            $39,890,000.00
          (2)   Certificate Pool Factor:      1.00000000

(vi)  Applicable Interest Rate:

      (a) In general:

          (1) T-Bill for the reporting period from the previous Distribution
              Date to this Distribution Date was:     5.159672%

          (2) the Student Loan Rate was not calculated 1/

      (b) Certificate Rate:  6.1596721%  (based on T-Bill/Student Loan Rate)

      1/ This calculation not required unless the excess of LIBOR over the
      91-day Treasury Bill Rate, expressed as a percentage, is greater than 100 basis points as of the preceding Determination Date.
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
(vii) (a) Amount of Servicing Fee for related          ($8.8017470544, per $1,000 original principal
          Period:    $351,101.69                        amount of the Certificates)

      (b) Amount of Excess Servicing Fee being distributed and remaining balance (if any):

          (1) Distributed:    $0.00                    ($0.00, per $1,000 original principal
                                                        amount of the Certificates)

          (2) Balance:        $0.00                    ($0.00, per $1,000 original principal
                                                       amount of the Certificates)

(viii)    Amount of Administration Fee for related     ($0.075206819, per $1,000 original principal
          Collection Period:  $3,000.00                amount of the Certificates)

(ix)      Aggregate amount of Realized Losses (if any) for the related
          Collection Period:    $0.00

(x)       Amount in the Reserve Account:          $5,079,302.36

(xi)      Amount in the Other Additional Prefunding Pre-Funding
          Account: $60,286,119.41

(xii)     Delinquent Contracts
                                        # Disb.       %      $  Amount        %
                                        -------   -----      ---------    -----
          30-60 Days Delinquent            390    0.45%      5,344,363    0.78%
          61-90 Days Delinquent            248    0.28%      3,092,315    0.45%
          91-120 Days Delinquent           213    0.24%      2,213,863    0.32%
          More than 120 Days Delinquent    436    0.50%      3,928,381    0.58%
          Claims Filed Awaiting Payment      3    0.00%         55,765    0.01%
                                        ------    -----     ----------    -----
                 TOTAL                   1,290    1.48%     14,634,687    2.14%

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